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                                                                    EXHIBIT 99.1



                 IMPORTANT SHAREHOLDER VOTE -- SIGN AND RETURN

                                REVOCABLE PROXY

                        CLASS A CONVERTIBLE COMMON STOCK

                            CERULEAN COMPANIES, INC.


             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
              THE _______________ 2000 SPECIAL MEETING IN LIEU OF
                     ANNUAL MEETING OF CLASS A SHAREHOLDERS



The undersigned hereby appoints Hugh J. Stedman and Joseph M. Feuer, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Class A Convertible Common Stock of CERULEAN COMPANIES, INC. (the "Company") which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Class A Shareholders of the Company to be held at the _________________, ___________________________
_____________, Georgia on ____________________________, 2000, at _________ local time, and at any and all adjournments thereof, as indicated on reverse.


      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.


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                              FOLD AND DETACH HERE

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
Please mark
your votes as       [X]
indicated in this
example

                                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1
AND PROPOSAL 2 LISTED BELOW ON THIS PROXY CARD.

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THE BOARD OF DIRECTORS RECOMMENDS VOTE FOR PROPOSALS 1 AND 2
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
Proposal 1
Item 1.  Approve of the Merger.          FOR   AGAINST   ABSTAIN  Proposal 2. Election of Directors.        FOR ALL     WITHHOLD
         Approve of the Merger, as more  [ ]     [ ]       [ ]                Election of the following     NOMINEES    AUTHORITY
         fully described in the Proxy                                         Nominees as Directors:        [ ]         To vote for
         Statement/Prospectus and the                                         Joseph D. Greene                          All Nominees
         transactions contemplated                                            James R. Lientz, Jr.                      [ ]
         thereby.
                                                                        Withholding authority to vote for the
Proposal 1                                   FOR                        following nominee(s):                ______________________
Item 1a. I elect to receive cash in the      [ ]
         Merger, if approved.

W9 INFORMATION (required for               Awaiting
stock or cash distribution)                  TIN
Social Security No. or                       [ ]
Employer Identification
No.__________________




Certification -- Under penalties of perjury, I certify that (1) the     Please mark if you plan to attend the Meeting    [ ]
Number shown on this form is my correct Taxpayer Identification
Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest
or dividends, or the IRS has notified me that I am no longer            Signature___________________________________________
subject to backup withholding.
                                                                        Signature___________________________________________

                                                                        Date________________________________________________

                                                                        NOTE: Please sign as name appears hereon. Joint owners
                                                                        should each sign. When signing as attorney, executor,
                                                                        administrator, trustee or guardian, please give full
                                                                        title as such.

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                                                          DETACH HERE

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     If you have questions or need assistance in voting your shares, please contact the firm assisting us in the solicitation and tabulation of proxies:

                            GEORGESON & COMPANY INC.
                               WALL STREET PLAZA
                               NEW YORK, NY 10005

                           TOLL-FREE: 1-800-223-2064

                       Internet http://www.georgeson.com
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